Exhibit 99.4

Disclosure Statement Pursuant to the Pink Basic Disclosure Guidelines

PROBILITY MEDIA CORP

4400 Sample Rd, Suite 140

Coconut Creek, FL 33073

281-806-5000

www.probilitymedia.com

info@probilitymedia.com

SIC 8200

Annual Report

For the Period Ending: 5/31/2020

(the “Reporting Period”)

As of July 15, 2021, the number of shares outstanding of our Common Stock was: 2,643,534,812.

As of May 31, 2020, the number of shares outstanding of our Common Stock was: 2,559,893,315

As of May 31, 2019, the number of shares outstanding of our Common Stock was: 2,319,543,315

Indicate by check mark whether the company is a shell company (as defined in Rule 405 of the Securities Act of 1933 and Rule 12b-2 of the Exchange Act of 1934):

Yes: [  ] No: [X]

Indicate by check mark whether the company’s shell status has changed since the previous reporting period:

Yes: [  ] No: [X]

Indicate by check mark whether a Change in Control1 of the company has occurred over this reporting period:

Yes: [  ] No: [X]

1 “Change in Control” shall mean any events resulting in:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becoming the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii) A change in the composition of the Board occurring within a two (2)-year period, as a result of which fewer than a majority of the directors are directors immediately prior to such change; or

(iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

1) Name and address(es) of the issuer and its predecessors (if any)

In answering this item, provide the current name of the issuer any names used by predecessor entities, along with the dates of the name changes.

Probility Media Corp.

The Company owns and operates vocational test preparation and training companies in Florida and Texas.

The Company was incorporated in Nevada on July 11th 2011 under the name New Era Filing Services, Inc. The Company changed its name to Probility Media Corp on January 19, 2017.

There has not been any trading suspension orders issued by the SEC concerning the Issuer or its predecessors since inception.

The address(es) of the Issuer’s principal executive office:

4400 Sample Road

Suite 140

Coconut Creek, FL 33073

The Issuer leases and operates three businesses at the following addresses:

One Exam Prep LLC – 4400 Sample Road, Suite 140, Coconut Creek, FL 33073

North American Crane Bureau Group Inc – 224 W. Central Pkwy, Suite 1024, Altamonte Springs, FL 32714

Disco Learning Media Inc – 11801 Domain Blvd, Floor 3, Austin TX 78758

The state of incorporation or registration of the issuer and of each of its predecessors (if any) during the past five years; Please also include the issuer’s current standing in its state of incorporation (e.g. active, default, inactive):

Nevada - Active

Describe any trading suspension orders issued by the SEC concerning the issuer or its predecessors since inception:

None

List any stock split, stock dividend, recapitalization, merger, acquisition, spin-off, or reorganization either currently anticipated or that occurred within the past 12 months:

None

Check box if principal executive office and principal place of business are the same address: [X]

Has the issuer or any of its predecessors been in bankruptcy, receivership, or any similar proceeding in the past five years?

Yes: [  ] No: [X]

If this issuer or any of its predecessors have been the subject of such proceedings, please provide additional details in the space below:

N/A

2) Security Information

Trading symbol:	PBYA
Exact title and class of securities outstanding:	Common Stock
CUSIP:	74274K109
Par or stated value:	$0.001

Total shares authorized:	5,000,000,000 as of date: 5/31/21
Total shares outstanding:	2,559,893,315 as of date: 5/31/20
Number of shares in the Public Float[2]:	2,223,968,741 as of date: 5/31/21
Total number of shareholders of record:	180 as of date: 5/31/21
Transfer Agent

Name:	Vstock Transfer
Phone:	212-828-8436
Email:	ariel@vstocktransfer.com
Address:	18 Lafayette Place, Woodmere, NY 11598

Is the Transfer Agent registered under the Exchange Act?3 Yes: [X] No: [  ]

2 “Public Float” shall mean the total number of unrestricted shares not held directly or indirectly by an officer, director, any person who is the beneficial owner of more than 10 percent of the total shares outstanding (a “control person”), or any affiliates thereof, or any immediate family members of officers, directors and control persons.

3 To be included in the Pink Current Information tier, the transfer agent must be registered under the Exchange Act.

3) Issuance History

A. Changes to the Number of Outstanding Shares

Check this box to indicate there were no changes to the number of outstanding shares within the past two completed fiscal years and any subsequent periods: [  ]

Shares Outstanding as of Second Most Recent Fiscal Year End:
Opening Balance
Date 5/31/18	Common: 56,266,037
Preferred:

Date of Transaction	Transaction type (e.g. new issuance, cancellation, shares returned to treasury)	Number of Shares Issued (or cancelled)	Class of Securities	Value of shares issued ($/per share) at Issuance	Were the shares issued at a discount to market price at the time of issuance? (Yes/No)	Individual/ Entity Shares were issued to (entities must have individual with voting / investment control disclosed).	Reason for share issuance (e.g. for cash or debt conversion) -OR- Nature of Services Provided	Restricted or Unrestricted as of this filing.	Exemption [4] or Registration Type.
07/02/2018	New Issuance	118,133	Common	.068	Yes	EMA Financial LLC	Debt Conversion	Unrestricted	55
07/02/2018	New Issuance	6,410	Common	.1540	No	Jeffrey Spellman	For Service Provided	Restricted
07/03/2018	New Inssuance	230,769	Common	.065	No	Cavalry Fund I LLP	Debt Conversion	Restricted
07/03/2018	New Issuance	294,868	Common	.130	No	Uptick Capital LLC	For Services Provided	Restricted
07/11/2018	New Issuance	473,333	Common	.001976	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted
07/19/2018	New Issuance	2,189,781	Common	.50	No	Juan Garcia III	Acquisition	Restricted
07/19/2018	New Issuance	2,189,781	Common	.50	No	Michael E Webber	Acquisition	Restricted
07/19/2018	New Issuance	2,189,781	Common	.50	No	Coleman Tharpe	Acquisition	Restricted

4 The securities were issued without registration under the Securities Act of 1933 based upon exemptions from registration provided under Section 4(2) of the Act and Regulation D promulgated thereunder. The issuances did not involve any public offering; no general solicitation or general advertising was used in connection with any issuances.

07/20/2018	New Issuance	1,012,146	Common	.01976	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted
07/25/2018	New Issuance	300,000	Common	.002	No	Jeffrey Spellman	Employment	Restricted
07/31/2018	New Issuance	2,564,103	Common	.00975	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted	Section 4
08/07/2018	New Issuance	366,300	Common	.0273	Yes	SBI Investments LLC	Debt Conversion	Unrestricted	Section 4
8/16/2018	New Issuance	1,522,476	Common	.008	Yes	EMA Financial LLC	Debt Conversion	Unrestricted	Section 4
08/27/2018	New Issuance	1,063,830	Common	.0047	Yes	SBI Investments LLC	Debt Conversion	Unrestricted	Section 4
08/31/2018	New Issuance	2,670,940	Common	.0072	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted	Section 4
09/04/2018	New Issuance	2,272,727	Common	.0033	Yes	SBI Investments	Debt Conversion	Unrestricted	Section 4
09/05/2018	New Issuance	2,200,000	Common	.0033	Yes	EMA Financial LLC	Debt Conversion	Unrestricted	Section 4
09/10/2018	New Issuance	3,016,591	Common	.00332	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted	Section 4
09/11/2018	New Issuance	2,762,000	Common	.0030	Yes	EMA Financial LLC	Debt Conversion	Unrestricted	Section 4
09/12/2018	New Issuance	3,636,364	Common	.0033	Yes	SBI Investments	Debt Conversion	Unrestricted	Section 4
09/12/2018	New Issuance	3,260,106	Common	.0051	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted	Section 4
09/13/2018	New Issuance	3,381,321	Common	.0051	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted	Section 4
09/13/2018	New Issuance	3,047,954	Common	.0030	Yes	EMA Financial LLC	Debt Conversion	Unrestricted	Section 4
09/20/2018	New Issuance	4,842,081	Common	.003315	Yes	Emunah Funding LLC	Debt Conversion	Unrestricted	Section 4
09/21/2018	New Issuance	3,689,686	Common	.0051	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted	Section 4
9/27/2018	New Issuance	5,083,703	Common	.0051	Yes	SBI Investments LLC	Debt Conversion	Unrestricted	Section 4
10/31/2018	New Issuance	3,982,756	Common	.0050	Yes	EMA Financial LLC	Debt Conversion	Unrestricted	Section 4

11/01/2018	New Issuance	3,850,433	Common	.0033	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted	Section 4
11/02/2018	New Issuance	5,251,357	Common	.0033	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted	Section 4
11/05/2018	New Issuance	4,521,263	Common	.0033	Yes	SBI Investments LLC	Debt Conversion	Unrestricted	Section 4
11/05/2018	New Issuance	5,896,806	Common	.002035	Yes	BHP Capital NY Inc	Debt Conversion	Unrestricted	Section 4
11/07/2018	New Issuance	2,504,411	Common	.002405	Yes	SBI Investments LLC	Debt Conversion	Unrestricted	Section 4
11/07/2018	New Issuance	5,291,303	Common	.002275	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted	Section 4
11/07/2018	New Issuance	4,000,000	Common	.0032	No	Robert Estell	Debt Conversion	Unrestricted	Section 4
11/08/2018	New Issuance	6,250,000	Common	.0028	No	Juan Garcia III	Bonus	Restricted
11/08/2018	New Issuance	6,250,000	Common	.0028	No	Coleman Tharpe	Bonus	Restricted
11/13/2018	New Issuance	5,700,000	Common	.00202	Yes	Vista Capital Investments LLC	Debt Conversion	Unrestricted	Section 4
11/14/2018	New Issuance	6,657,788	Common	.001755	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted	Section 4
11/19/2018	New Issuance	5,700,000	Common	.001	Yes	SBI Investments LLC	Debt Conversion	Unrestricted	Section 4
11/19/2018	New Issuance	8,500,000	Common	.00104	Yes	Vista Capital Investments LLC	Debt Conversion	Unrestricted	Section 4
11/21/2018	New Issuance	7,041,348	Common	.0012	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted	Section 4
11/21/2018	New Issuance	6,953,788	Common	.00104	Yes	EMA Financial LLC	Debt Conversion	Unrestricted	Section 4
11/26/2018	New Issuance	7,398,681	Common	.00104	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted	Section 4
11/29/2018	New Issuance	10,000,000	Common	.00065	Yes	Vista Capital Investments LLC	Debt Conversion	Unrestricted	Section 4
11/29/2018	New Issuance	8,333,333	Common	.0006	Yes	SBI Investments LLC	Debt Conversion	Unrestricted	Section 4

11/29/2018	New Issuance	77,777,778	Common	.0011	No	Steven M Plumb	Salary Settlement	Restricted
11/29/2018	New Issuance	77,777,778	Common	.0011	No	Evan M Levine	Salary Settlement	Restricted
11/29/2018	New Issuance	77,777,778	Common	.0011	No	Noah Davis	Salary Settlement	Restricted
11/30/2018	New Issuance	9,666,960	Common	.000715	Yes	Emunah Funding LLC	Debt Conversion	Unrestricted	Section 4
12/03/2018	New Issuance	5,697,399	Common	.000715	Yes	Cerberus Finance Group Ltd	Debt Conversion	Unrestricted	Section 4
12/03/2018	New Issuance	9,541,110	Common	.00078	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted	Section 4
12/06/2018	New Issuance	20,667,382	Common	.0007	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted	Section 4
12/06/2018	New Issuance	10,598,285	Common	.000455	Yes	LG Capital Funding LLC	Debt Conversion	Unrestricted	Section 4
12/06/2018	New Issuance	22,950,000	Common	.000406	Yes	Vista Capital Investments LLC	Debt Conversion	Unrestricted	Section 4
12/10/2018	New Issuance	25,974,026	Common	.000385	Yes	BHP Capital NY Inc	Debt Conversion	Unrestricted	Section 4
12/11/2018	New Issuance	10,000,000	Common	.00054	Yes	EMA Financial LLC	Debt Conversion	Unrestricted	Section 4
12/11/2018	New Issuance	22,202,709	Common	.0005	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted	Section 4
12/12/2018	New Issuance	28,000,000	Common	.00033	Yes	Vista Capital Investments LLC	Debt Conversion	Unrestricted	Section 4
12/13/2018	New Issuance	19,580,256	Common	.000195	Yes	LG Capital Funding LLC	Debt Conversion	Unrestricted	Section 4
12/14/2018	New Issuance	27,075,731	Common	.00026	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted	Section 4
12/14/2018	New Issuance	31,000,000	Common	.00024	Yes	EMA Financial LLC	Debt Conversion	Unrestricted	Section 4
12/19/2018	New Issuance	34,766,369	Common	.00014	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted	Section 4
12/20/2018	New Issuance	21,538,462	Common	.00013	Yes	SBI Investments LLC	Debt Conversion	Unrestricted	Section 4

12/26/2018	New Issuance	35,000,000	Common	.00013	Yes	Vista Capital Investments LLC	Debt Conversion	Unrestricted	Section 4
12/27/2018	New Issuance	39,500,000	Common	.00012	Yes	Power Up Lending Group LTD	Debt Conversion	Unrestricted	Section 4
12/27/2018	New Issuance	39,500,000	Common	.00012	Yes	Power Up Lending Group LTD	Debt Conversion	Unrestricted	Section 4
12/27/2018	New Issuance	37,790,000	Common	.00012	Yes	EMA Financial LLC	Debt Conversion	Unrestricted	Section 4
12/31/2018	New Issuance	39,458,333	Common	.00012	Yes	Power Up Lending Group LTD	Debt Conversion	Unrestricted	Section 4
01/04/2019	New Issuance	25,000,000	Common	.00012	Yes	SBI Investment LLC	Debt Conversion	Unrestricted	Section 4
01/04/2019	New Issuance	39,500,000	Common	.00012	Yes	Power Up Lending Group LTD	Debt Conversion	Unrestricted	Section 4
01/07/2019	New Issuance	45,333,333	Common	.00012	Yes	Power Up Lending Group LTD	Debt Conversion	Unrestricted	Section 4
01/08/2019	New Issuance	45,363,636	Common	.0005	Yes	BHP Capital NY Inc	Debt Conversion	Unrestricted	Section 4
01/08/2019	New Issuance	45,291,667	Common	.00012	Yes	Power Up Lending Group LTD	Debt Conversion	Unrestricted	Section 4
01/08/2019	New Issuance	35,014,615	Common	.00013	Yes	LG Capital Funding LLC	Debt Conversion	Unrestricted	Section 4
01/09/2019	New Issuance	48,000,000	Common	.00012	Yes	EMA Financial LLC	Debt Conversion	Unrestricted	Section 4
01/09/2019	New Issuance	44,230,769	Common	.00012	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted	Section 4
01/10/2019	New Issuance	45,333,333	Common	.00012	Yes	Power Up Lending Group LTD	Debt Conversion	Unrestricted	Section 4
01/10/2019	New Issuance	45,291,667	Common	.00012	Yes	Power Up Lending Group LTD	Debt Conversion	Unrestricted	Section 4
01/10/2019	New Issuance	44,230,769	Common	.0002	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted	Section 4

01/11/2019	New Issuance	25,740,297	Common	.000098	Yes	Emunah Funding LLC	Debt Conversion	Unrestricted	Section 4
01/11/2019	New Issuance	68,375,000	Common	.00012	Yes	Power Up Lending Group LTD	Debt Conversion	Unrestricted	Section 4
01/11/2019	New Issuance	45,000,000	Common	.0001	Yes	Vista Capital Investments LLC	Debt Conversion	Unrestricted	Section 4
01/15/2019	New Issuance	68,333,333	Common	.00012	Yes	Power Up Lending Group LTD	Debt Conversion	Unrestricted	Section 4
01/15/2019	New Issuance	45,000,000	Common	.000075	Yes	Jefferson Street Capital LLC	Debt Conversion	Unrestricted	Section 4
01/15/2019	New Issuance	45,000,000	Common	.000075	Yes	SIB Investments LLC	Debt Conversion	Unrestricted	Section 4
01/16/2019	New Issuance	74,798,000	Common	.000065	Yes	LG Capital Funding LLC	Debt Conversion	Unrestricted	Section 4
01/17/2019	New Issuance	68,416,667	Common	.00012	Yes	Power Up Lending Group LTD	Debt Conversion	Unrestricted	Section 4
01/17/2019	New Issuance	52,000,000	Common	.00007	Yes	Fourth Man LLC	Debt Conversion	Unrestricted	Section 4
01/18/2019	New Issuance	75,000,000	Common	.00007	Yes	EMA Financial LLC	Debt Conversion	Unrestricted	Section 4
01/18/2019	New Issuance	45,000,000	Common	.00007	Yes	Vista Capital Investments LLC	Debt Conversion	Unrestricted	Section 4
01/18/2019	New Issuance	46,153,846	Common	.000065	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted	Section 4
01/18/2019	New Issuance	30,769,231	Common	.000065	Yes	SBI Investments LLC	Debt Conversion	Unrestricted	Section 4
01/24/2019	New Issuance	600,000	Common	.50	No	Robert Estell	Debt Conversion	Unrestricted	Section 4
01/25/2019	New Issuance	100,000,000	Common	.00006	Yes	EMA Financial LLC	Debt Conversion	Unrestricted	Section 4
01/28/2019	New Issuance	84,615,385	Common	.00006	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted	Section 4
01/29/2019	New Issuance	73,076,923	Common	.000065	Yes	Cavalry Fund I LP	Debt Conversion	Unrestricted	Section 4

09/21/2020	New Issuance	115,000,000	Common	.00006	Yes	Power Up Lending Group LTD	Debt Conversion	Unrestricted	Section 4
12/17/2020	New Issuance	125,350,000	Common	.00006	Yes	Power Up Lending Group LTD	Debt Conversion	Unrestricted	Section 4

Shares Outstanding on Date of This Report:
Ending Balance
Date 5/31/21	Common: 2,559,893,315
Preferred: 0

Preferred Stock

In October 2018, the Company issued 3,000 shares of Series A Convertible Preferred Shares (the Shares) to the members of the executive management as compensation. Each issued and outstanding Share is entitled to the number of votes equal to the result of: (i) the number of shares of common stock of the Company (the Common Shares) issued and outstanding at the time of such vote multiplied by 1.01; divided by (ii) the total number of Shares issued and outstanding at the time of such vote. The Shares shall vote together with the holders of Common Shares as a single class.

The shares were issued to the investors without registration under the Securities Act of 1933 based upon exemptions from registration provided under Section 4(2) of the Act and Regulation D promulgated thereunder. The issuances did not involve any public offering; no general solicitation or general advertising was used in connection with the issuances.

B. Debt Securities, Including Promissory and Convertible Notes

Date of Note Issuance	Outstanding Balance ($)	Principal Amount at Issuance ($)	Interest Accrued ($)	Maturity Date	Conversion Terms (e.g. pricing mechanism for determining conversion of instrument to shares)	Name of Noteholder (entities must have individual with voting / investment control disclosed).	Reason for Issuance (e.g. Loan, Services, etc.)
11/3/2017 + Additional	204,500	977,761	103,319	6/3/19	Settled into Non Convertible	Cavalry Fund I LP	Loan
11/3/2017 + Additional	631,500	1,911,159	269,019	6/3/19	Settled into Non Convertible Debt	SBI Investment LLC	Loan
11/3/2017 + Additional	124,165	156,412	32,247	6/3/19	Convertible at .65 of lowest share price with 20 day lookback	EMA Financial LLC	Loan
9/21/2018	30,880	50,000	6,366	3/21/19	Convertible at .65 of lowest share price with 20 day lookback	Emunah Funding LLC	Loan

8/10/2018	26,907.45	25,000	5,600	2/9/19	Convertible at .65 of lowest share price with 20 day lookback	Fourth Man LLC	Loan
7/20/2018	222,061	194,333	45,781	7/20/19	Convertible at .65 of lowest share price with 20 day lookback	LG Capital Funding LLC	Loan
11/3/2017 + Additional	268,807	243,908	55,419	2/9/19	Convertible at .65 of lowest share price with 20 day lookback	Vista Capital Investments LLC	Loan
10/24/2018	28,880	27,000	5,954	4/24/19	Convertible at .65 of lowest share price with 20 day lookback	Cerberus Finance Group Ltd	Loan
6/21/2018	101,175	158,000	22,916	6/21/19	Convertible at .65 of lowest share price with 20 day lookback	Power Up Lending Group LTD	Loan
1/19/2018 + Additional	209,937	173,713	43,282	9/19/19	Convertible at .65 of lowest share price with 20 day lookback	Sky Capital LLC	Loan
9/21/2018	31,492	25,000	6,492	3/20/19	Convertible at .65 of lowest share price with 20 day lookback	Arcadia	Loan
11/3/2017 + Additional	503,885	462,500	103,884	6/3/19	Convertible at .65 of lowest share price with 20 day lookback	JJBL LLC	Loan
11/15/2018	188,654	149,760	38,894	12/14/19	Convertible at .65 of lowest share price with 20 day lookback	Richard Plumb	Loan

.

11/15/2018	8,250	32,000	5,049	12/14/19	Convertible at .65 of lowest share price with 20 day lookback	Jacob Davis	Loan
11/15/2018	40,000	70,000	11,865	12/14/19	Convertible at .65 of lowest share price with 20 day lookback	Joseph Davis	Loan
11/15/2018	305,353	718,843	125,642	12/14/19	Convertible at .65 of lowest share price with 20 day lookback	Hilary Davis	Loan
05/01/2018	90,000	154,000	0	5/1/19	Note Payable	Kings Cash	Loan
03/01/2020 + Additional	1,012,992	815,992	0	3/1/25	Forgivable Note Payable	Small Business Administration	PPP Loan
06/05/2019	282,127	1,698,000	149,972	N/A	Line of Credit	Clearco	Line of Credit
02/01/2017	600,000	1,000,000	0	2/1/18	Note Payable	TVT Capital	Loan
06/01/2020 + Additional	406,000	406,000	0	6/1/2050	Note Payable	Small Business Administration	EIDL Loan
1/1/2018	153,769	250,000	0	6/1/20	Note Payable	Ted Blanton	Acquisition Note Payable
03/01/2020	50,000	50,000	0	3/1/21	Note Payable	Florida Small Business Development	Loan
07/01/2018	71,196	200,000	0	6/30/19	Note Payable	Libertas Funding	Loan

In the table above, all of the notes payable and convertible notes payable are in default except the following: Clearco, Kings Cash, Ted Blanton, Small Business Administration PPP loans, Small Business Administration EIDL loans, SBI Investments LLC Cavalry Fund I LP.

Summary and History of Convertible Notes Payable

On November 3, 2017, pursuant to a Securities Purchase Agreement, dated as of November 3, 2017, with several institutional accredited investors, the Company completed a private placement of its original issue discount amortizable promissory notes (referred to as the notes) in the aggregate principal amount of $3,383,325. The investors funded net proceeds of $1,400,000 at the first closing of the private placement on November 6, 2017, and agreed to fund the remaining net proceeds of $1,500,000 at a second closing to occur 45 to 90 days after the first closing, subject to the satisfaction of certain closing conditions including the execution of definitive documents to effect the consummation of a contemplated acquisition transaction. Each note was issued at a price equal to 85% of its principal amount, or $3,000,000 in aggregate purchase price. The notes mature on July 3, 2019 (18 months after the date of their issuance) and do not bear regularly scheduled interest.

On January 29, 2018, pursuant to the Securities Purchase Agreement, dated as of November 3, 2017, with several institutional accredited investors, the Company completed the second closing of its private placement of original issue discount amortizable promissory notes (referred to as the notes) in the aggregate principal amount of $1,166,725, upon the satisfaction of certain closing conditions including the entry into definitive documents to effect the consummation of the NACB Group and Disco Learning acquisition transactions described above. Each note was issued at a price equal to 85% of its principal amount, or $1,000,000 in aggregate purchase price.

As part of the second closing, the Company, the original investors and one new investor entered into Amendment No. 1 to the Securities Purchase Agreement, dated as of January 19, 2018, to provide for the addition of a new investor, clarify the use of proceeds from the second closing, increase the number of “commitment shares” to be issued at the second closing and decrease the exercise price of the warrants to be issued at the second closing, as discussed below.

The Company issued to the investors at the second closing three-year common stock purchase warrants (referred to as the warrants) to purchase up to 3,333,500 shares of Company common stock at an exercise price of $0.175 per share (compared to a warrant exercise price of $0.45 per share at the first closing), and issued 941,851 shares of Company common stock to the investors at the second closing as “commitment shares” in consideration for entering into the private placement, as required by Amendment No. 1 to the Securities Purchase Agreement.

First Closing of Amortizable Promissory Note and Warrant Private Placement

On November 3, 2017, pursuant to a Securities Purchase Agreement, dated as of November 3, 2017, with several institutional accredited investors, the Company completed a private placement of its original issue discount amortizable promissory notes (referred to as the notes) in the aggregate principal amount of $3,383,325 for a purchase price of $2,900,000, resulting in an original issue discount of $483,325. The transaction was structured in two tranches. The investors funded notes with a face value of $1,633,325 and net proceeds of $1,400,000 at the first closing of the private placement on November 6, 2017, and agreed to fund the remaining notes with a face value of up to $1,750,000 and net proceeds of up to $1,500,000 at a second closing to occur 45 to 90 days after the first closing, subject to the satisfaction of certain closing conditions including the execution of definitive documents to effect the consummation of a contemplated acquisition transaction. Subsequently, the Securities Purchase Agreement was amended such that the face value of the notes at the second closing was $1,166,725, and the net proceeds were $1,000,000. See below. Each note was issued at a price equal to 85% of its principal amount, or $3,000,000 in aggregate purchase price. The notes mature on July 3, 2019 (18 months after the date of their issuance) and do not bear regularly scheduled interest. The Company also agreed to issue 227,250 shares of its common stock to the investors and to issue warrants to purchase up to 3,888,886 shares of the Company’s common stock at a price of $0.45 per share. The warrants have a five-year term. Warrants to purchase up to 1,814,749 shares of the Company’s common stock were issued in connection with the first closing.

Beginning on February 4, 2018 (90 days after the issuance date), the Company is required to make monthly amortization payments, consisting of 1/18th of the outstanding aggregate principal amount, until the notes are no longer outstanding. The investors may elect to receive each monthly payment in cash, or in shares of our common stock (in-kind) if certain equity conditions are satisfied. The equity conditions require that our total trading volume in common stock over the 30 days prior to a monthly payment be equal to or greater than ten times the amount of shares derived in the in-kind payment price of the monthly payment. If the equity conditions are satisfied, and the investor elects to receive a monthly payment in common stock, then the shares of common stock to be delivered will be calculated as the amount of the monthly payment divided by the in-kind payment price. The in-kind payment price will be equal to 75% of the lowest three trade prices of the common stock during the 20 trading days immediately preceding the monthly payment date. If an event of default under the notes is in effect, the investors have the right to receive common stock at 65% of the lowest trade price of the common stock during the 20 trading days immediately preceding the monthly payment date.

The notes are not redeemable or subject to voluntary prepayment by the Company prior to maturity without the consent of the note holders. The notes are identical for all of the investors except for the principal amount.

These notes require timely filing of our periodic reports with the SEC. A default notice related to our filing has not been received and the default will be cured upon filing the delinquent reports. In the event of a default, the interest rate on the note becomes 24% per annum, and the note and all accrued interest become due and payable at 110% of the outstanding principal balance plus accrued interest.

Second Closing and Amendment to Securities Purchase Agreement

On January 29, 2018, pursuant to the Securities Purchase Agreement, dated as of November 3, 2017, as amended on January 29, 2018, with several institutional accredited investors, the Company completed the second closing of its private placement of original issue discount amortizable promissory notes (referred to as the notes) in the aggregate principal amount of $1,166,725, and net proceeds of $1,000,000, upon the satisfaction of certain closing conditions including the entry into definitive documents to effect the consummation of the NACB Group and Disco Learning acquisition transactions described above.

As part of the second closing, the Company, the original investors and one new investor entered into Amendment No. 1 to the Securities Purchase Agreement, dated as of January 19, 2018, to provide for the addition of a new investor, clarify the use of proceeds from the second closing, increase the number of “commitment shares” to be issued at the second closing and decrease the exercise price of the warrants to be issued at the second closing, as discussed below.

The Company issued to the investors at the second closing three-year common stock purchase warrants (referred to as the warrants) to purchase up to 3,333,500 shares of ProBility common stock at an exercise price of $0.175 per share (compared to a warrant exercise price of $0.45 per share at the first closing), and issued 941,851 shares of ProBility common stock to the investors at the second closing as “commitment shares” in consideration for entering into the private placement, as required by Amendment No. 1 to the Securities Purchase Agreement.

These notes require timely filing of our periodic reports with the SEC. A default notice related to our filing has not been received and the default will be cured upon filing the delinquent reports. In the event of a default, the interest rate on the note becomes 24% per annum, and the note and all accrued interest become due and payable at 110% of the outstanding principal balance plus accrued interest.

Bridge Financing

On May 17, 2018, pursuant to a Securities Purchase Agreement, dated as of May 17, 2018, with several institutional investors, the Company completed a private placement of the Company’s 10% original issue discount senior secured convertible promissory notes (referred to as the convertible notes), receiving gross and net proceeds of $972,222 and $875,000, respectively. Each convertible note was issued at a purchase price equal to 90% of its principal amount. The convertible notes mature nine months after the date of their issuance and bear interest at 5% per annum. Investors may convert their convertible notes into shares of the Company’s common stock at any time and from time to time on and after the maturity date at a conversion price of $0.14 per share. In the event of a default under the convertible notes, the conversion price may be reduced to a price equal to 60% of the lowest closing price of the Company’s common stock during the prior 20 trading days. The Company is in default on these notes.

The convertible notes are secured obligations of the Company, and rank senior to general liabilities. The convertible notes are not redeemable. Prior to maturity, the Company may prepay the convertible notes at any time in an amount equal to 110% of the outstanding principal amount for the first 90 days after the issuance date and 120% of the outstanding principal amount from 91 to 181 days after the issuance date, upon ten trading days’ written notice to the investors. The convertible notes are identical for all of the investors except for principal amount.

As part of the financing, the Company agreed to grant the investors a right of participation in any offering of securities or conventional debt issued by the Company for a period of 18 months following the closing date, other than in connection with strategic investments and other permitted exceptions.

The Company also issued to the investors five-year common stock purchase warrants to purchase up to 5,555,557 shares of the Company’s common stock at an exercise price of $0.175 per share. The warrants may be exercised on a cashless basis at any time if the underlying shares have not been fully registered for resale with the SEC. The warrants are not callable.

The warrants and the convertible notes each contain a provision for a “full ratchet” anti-dilution adjustment in the event of a subsequent equity financing at a price less than the respective warrant exercise price or convertible note conversion price.

In conjunction with the private placement of the Bridge Notes, , in consideration for the waiver of any and all defaults under the First Closing of Amortizable Promissory Note and Warrant Private Placement and Second Closing and Amendment to Securities Purchase Agreement (the Prior Notes), (i) the Company agreed to increase by 20% the principal amount of the Prior Notes held by those investors participating in this private placement, (ii) the Company agreed to fix the conversion price of the Prior Notes at $0.14 per share, and (iii) the Company granted the holders of the Prior Notes a one-time option to convert all of their Prior Notes into shares of the Company’s common stock at $0.10 per share. The principal of the prior notes was increased by $501,122, effective April 30, 2018.

In August 2018, the Company issued convertible notes payable to five accredited institutional investors totaling $125,000. The notes bear interest at 8%, are due in 6 months and are convertible at $0.02 per share. In conjunction with the issuance of the convertible notes, the Company issued warrants to purchase 6,250,000 shares of the Company’s common stock at a price of $0.02. The warrants have a five-year term.

In September 2018, the Company issued convertible notes payable to five accredited institutional investors totaling $200,000. The notes bear interest at 8%, are due in 6 months and are convertible at the lower of $0.02 per share or 60% of the lowest closing price in the prior 20 trading days. In conjunction with the issuance of the convertible notes, the Company issued warrants to purchase 10,000,000 shares of the Company’s common stock at a price of $0.02. The warrants have a five-year term.

Settlement of Convertible Notes

On June 22nd 2020, ProBility entered into a general release and debt settlement agreement with two of its largest senior convertible debt holders with SBI Investments LLC and Cavalry Fund I, LP. At the time, ProBility was in default of the below debt agreements.

At the time of the settlement the total accumulated convertible debt owed by ProBility to Cavalry was $927,159.64. ProBility agreed to settle the debt for $250,000. A warrant agreement dated the same day allowed Cavalry to purchase up to 5% of ProBility’s outstanding Fully Diluted Capitalization. This warrant agreement is in effect for five years from the date of the agreement and does not include a discount to market price.

The debt settlement settled the following convertible notes.

Promissory Note in the amount of $233,325 dated November 3, 2017

Promissory Notes in the amount of $233,325 dated January 19, 2018

Senior Convertible Note in the amount of $277,778 dated May 17, 2018

Convertible Redeemable Note in the amount of $33,333.33 dated July 20, 2018

Convertible Promissory Note in the amount of $25,000 dated August 9, 2018

Convertible Promissory Note in the amount of $25,000 dated September 21, 2018

Convertible Promissory Note in the amount of $75,000 dated September 21, 2018

Convertible Promissory Note in the amount of $75,000 dated October 24, 2018

The settlement also voided various common stock purchase warrants in conjunction with the above convertible promissory notes.

Payment terms for the above settlement with Cavalry was $12,500 upfront and $3,000 per month for 24 additional months with a $165,000 balloon payment on July 1, 2022. To date, ProBility has remained current and in good standing on its obligations under the settlement agreement dated June 22, 2020 with Cavalry.

ProBility also settled all the convertible debt owed to SBI Investments. At the time of the settlement the total accumulated convertible debt owed by ProBility to SBI was $1,941,159.33 plus penalties and interest. ProBility agreed to settle the debt for $725,000. A warrant agreement dated the same day allowed SBI to purchase up to 5% of ProBility’s outstanding Fully Diluted Capitalization. This warrant agreement is in effect for five years from the date of the agreement and does not include a discount to market price.

The debt settlement settled the following convertible notes.

Promissory Note in the amount of $700,050 dated November 3, 2017 and amended

Promissory Notes in the amount of $849,998 dated January 19, 2018 and amended

Senior Convertible Note in the amount of $277,778 dated May 17, 2018

Convertible Redeemable Note in the amount of $33,333.33 dated July 20, 2018

Convertible Promissory Note in the amount of $50,000 dated October 24, 2018

The settlement also voided various common stock purchase warrants in conjunction with the above convertible promissory notes.

Payment terms for the above settlement with Cavalry was $25,000 upfront and 6,000 per month for 12 months and then $,7500 for an additional 12 months with a $538,000 balloon payment on June 30, 2022. To date, ProBility has remained current and in good standing on its obligations under the settlement agreement dated June 25, 2020 with SBI.

Subsequent Note Settlement Agreements

On July 1, 2021 ProBility entered into a settlement agreement with BHP Capital NY Inc, a convertible debt holder. The settlement agreement satisfied two notes, a note for $89,175 dated September 21, 2018 and a portion of a note purchased from Cavalry from the note date of January 19, 2018. These amounts did not include penalties and interest. The parties agreed to a full release of outstanding debt held by BHP for the issuance of 54,791,506 shares of common stock as full settlement of these notes.

On July 7, 2021 ProBility entered into a settlement agreement with King Cash for $90,000, a debt holder with a $154,989.50 balance in which Company was in default. $55,000 was paid as a down payment and $5,000 per month will be paid for seven months.

Forgiven PPP Notes Payable

In June 2020, various entities in ProBility had their loans forgiven from the Small Business Administration PPP Program. $620,200 in PPP loans were forgiven. The remaining amount owed of $397,792 is not yet due to be forgiven. We will apply for forgiveness at the appropriate time.

Use the space below to provide any additional details, including footnotes to the table above:

4) Financial Statements

A.	The following financial statements were prepared in accordance with:

[X] U.S. GAAP

[  ] IFRS

B.	The financial statements for this reporting period were prepared by (name of individual)[5]:

Name:	Noah Davis
Title:	CFO
Relationship to Issuer:	CFO

C.	Balance Sheet;
D.	Statement of Income;
E.	Statement of Cash Flows;
F.	Statement of Retained Earnings (Statement of Changes in Stockholders’ Equity)
G.	Financial notes;

5) Issuer’s Business, Products and Services

The Company is a Vocational Education, Publishing, Training and Technology (EdTech) company in the business of education and training for a wide range of industrial trades. The Company utilizes innovation through technology to educate, train and continually develop skill sets for skilled trades such as electricians, plumbers, crane operators, riggers, HVAC, construction and contractor certification among many others. ProBility is aiming to change the way industrial education and training are delivered by replacing conventional methodologies with online programs in all 50 states. The Company offers over 500 e-Learning courses serving numerous state certifications.

ProBility is actively participating in large global markets for corporate education and training in the industrial trades and construction where technology is not currently pacing with growth of the industries. The global market for employer-based training is over $300 billion6. ProBility operates three different e-commerce websites, and has physical facilities in two locations geared towards vocational trades and training. ProBility has grown via both organic growth, new corporate contracts and traditional online marketing The Company operates under the brand names of the Company’s subsidiaries, One Exam Prep, Disco Learning Media, and North American Crane Bureau.

●	The Company operates One Exam Prep in Coconut Creek, Florida that educates and trains individuals to become certified as general and other types of contractors. On January 26, 2017, the Company acquired 100% of the membership units of One Exam Prep, LLC, (“One Exam”) a Florida limited liability company. The acquisition of One Exam was effective January 1, 2017. One Exam operates a test prep company out of Florida specializing in providing online test prep for contractors such as general contractors, plumbing contractors, electrical contractors, HVAC contractors, roofing contractors and numerous other licenses and certifications.

5 The financial statements requested pursuant to this item must be prepared in accordance with US GAAP or IFRS by persons with sufficient financial skills.

6 https://www.statista.com/statistics/738399/size-of-the-global-workplace-training-market/

●	The Company operates North American Crane Bureau in Altamonte Springs, Florida which educates and trains individuals to operate an assortment of different cranes. We offer simulators on many types of cranes and a course that is founded on virtual reality in which the student can practice crane maneuvers from the comfort of a safe environment. On January 30, 2018, the Company acquired 100% of the outstanding shares of North American Crane Bureau Group, Inc. (“NACB”). The acquisition of NACB Group was effective November 1, 2017.

●	The Company operates Disco Learning Media which educates students and corporate enterprises on changes in the energy sector. On January 30, 2018, the Company acquired 100% of the outstanding shares of Disco Learning Media Inc. (“Disco”). The acquisition of Disco was effective January 1, 2018.

ProBility through its brands One Exam Prep and North American Crane Bureau serve both the business to consumer market and business to business market. In the B to C market both of these companies have combined to train and educate over 100,000 students and clients since their inception. In the B to B market, both companies have worked with hundreds of businesses over the years including small businesses and large corporations including many Fortune 500 companies.

North American Crane Bureau Group (NACB) supports the crane, hoist and rigging industry. NACB has sold state of the art simulators through its traditional units as well as virtual reality models. It’s simulators include simulators for mobile telescopic cranes, lattice boom truck cranes, overhead bridge cranes, and tower cranes. Units have been placed within organizations such as General Motors, U.S. Navy, Ford, U.S. Steel, General Electric, and internationally in all parts of the globe - South America, Africa, Asia and even New Zealand.

NACB conducts in excess of 400 safety training programs annually, all over the world. With training facilities located in Central Florida, Cincinnati, Ohio and Southeast Texas, customers can receive hands-on crane operator training at these locations. NACB has also p[ublished award winning courses in safety, rigging and crane operations. NACB holds a federal accreditation under 29CFR part 1919, Cal/OSHA accreditation under Title 8, and is recognized by several state entities as being qualified to conduct lift equipment inspection / certification and / or operator training / certification. In 1996 NACB partnered with the National Center for Construction Education and Research (NCCER), to facilitate the development of its first mobile crane operator training series. Today NACB offers NCCER, ANSI Accredited Certifications for its crane, rigging and signal person certifications as well as a host of NACB Certifications, Authorizations and Qualifications.

NACB conducts training at its physical locations as well as on site at clients locations. NACB has international affiliations in which these organizations are able to offer NACB training and certification under the supervision of NACB. Currently, NACB has several of these affiliations in Peru including Damont and Centinsa Peru SAC.

Disco Learning Media Inc (Disco) is an online developer and digital publisher with app-based textbooks, course apps for higher education. Disco has developed its award winning Energy 101 program, the world’s first course app, which integrates the best features of an eBook with interactive learning experiences.

In December 2018 Disco extended its development and management of a corporate social responsibility program for Itron, a world leading energy services and technology company. The Resourcefulness program explores conservation, sustainability, and the deep connection between energy and water resources. Together with PBS presenting station Georgia Public Broadcasting (GPB), Disco developed and distributed the web app experience of Resourcefulness, An Introduction to the Energy - Water Nexus authored by energy expert and professor Dr. Michael E. Webber. The contract between Itron extends through the end of 2024.

Through a consortium of the University of Texas at Austin, the Pennsylvania State University, and Colorado School of Mines, Disco was commissioned to build the Top Energy Training and the TOPCORP program for inspectors, regulators and other stakeholders in the oil and gas sector.

One Exam Prep (OEP), has worked with and supplied over 50,000 trade professionals in the construction industry to provide certification education in both an online and classroom setting. OEP has become one of the largest test prep companies in Florida. In 2020, as a result of Covid-19, OEP discontinued the majority of its in person classes for a pure online format. As a result of this change, OEP experienced significant growth in its classes from all over the country. These changes allowed OEP to expand beyond Florida into over 15 states.

OEP operates as an e-commerce company offering its products and services using its Learning Management System (LMS) to provide over 500 certification and test prep courses for the construction trade around the United States. OEP also publishes hundreds of study guides well respected throughout the trades industry.

Management of Probility has assembled a top digital marketing team with expertise in customer acquisition, lead generation, social media and brand development.

Moving forward the Company intends to grow into one of the leading eLearning companies through both organic growth and strategic acquisitions. Organic growth is expected through efforts of social media marketing, video production and webinars throughout the United States.

Management is currently pursuing strategic acquisitions and partnerships. Our target will be revenue producing companies that expand our reach into different forms of education delivery to our students.

A.	Please list any subsidiaries, parents, or affiliated companies.

One Exam Prep LLC

North American Crane Bureau Group Inc

Disco Learning Media Inc

6) Issuer’s Facilities

Probility leases locations for its three subsidiaries.

One Exam Prep LLC – 4400 Sample Road, Suite 140, Coconut Creek, FL 33073

North American Crane Bureau Group Inc – 224 W. Central Pkwy, Suite 1024, Altamonte Springs, FL 32714

Disco Learning Media Inc – 11801 Domain Blvd, Floor 3, Austin TX 78758

One Exam Prep’s four year lease will expire September 30, 2021 and is currently in the process of relocating to a new location which will substantially reduce corporate overhead.

NACB recently signed a new lease on October 1, 2020 and expires November 30, 2024. The location consists of a combined industrial and classroom space of about 2,500 sq. feet. NACB offers instructional lectures as well as hands- on training with its equipment. Other locations, Cincinnati and Southeast Texas, mentioned earlier are strategic partnerships in which NACB uses their facilities in exchange for use of its simulator equipment.

Disco Learning Media leases the location mentioned above on a month to month basis for shared office space and uses as needed.

7) Company Insiders (Officers, Directors, and Control Persons)

Name of Officer/Director or Control Person	Affiliation with Company (e.g. Officer Title /Director/Owner of more than 5%)	Residential Address (City / State Only)	Number of shares owned	Share type/class	Ownership Percentage of Class Outstanding	Note
Evan Levine	CEO, Director	Delray, Florida	83,305,824	Common	3.254
Noah Davis	President, CFO, Director	Houston, Texas	85,428,300	Common	3.323

8) Legal/Disciplinary History

A. Please identify whether any of the persons or entities listed above have, in the past 10 years, been the subject of:

1.	A conviction in a criminal proceeding or named as a defendant in a pending criminal proceeding (excluding traffic violations and other minor offenses);

None

2.	The entry of an order, judgment, or decree, not subsequently reversed, suspended or vacated, by a court of competent jurisdiction that permanently or temporarily enjoined, barred, suspended or otherwise limited such person’s involvement in any type of business, securities, commodities, or banking activities;

None

3.	A finding or judgment by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission, the Commodity Futures Trading Commission, or a state securities regulator of a violation of federal or state securities or commodities law, which finding or judgment has not been reversed, suspended, or vacated; or

None

4.	The entry of an order by a self-regulatory organization that permanently or temporarily barred, suspended, or otherwise limited such person’s involvement in any type of business or securities activities.

None

B. Describe briefly any material pending legal proceedings, other than ordinary routine litigation incidental to the business, to which the issuer or any of its subsidiaries is a party or of which any of their property is the subject. Include the name of the court or agency in which the proceedings are pending, the date instituted, the principal parties thereto, a description of the factual basis alleged to underlie the proceeding and the relief sought. Include similar information as to any such proceedings known to be contemplated by governmental authorities.

●	ProBility Media Corp (and subsidiaries). v. TVT Capital LLC; TVT Capital LLC v. Probility Media Corp, et al. – Kings County Supreme Court.

●	US Bank National Ass’n v. North American Crane Bureau (NACB) – Seminole County, Florida Circuit Court – Judgment by Default

$175K+ judgment re: printer debt; opposing counsel has proposed installment-based payment plan.

●	De Lage Landen Financial Services v. One Exam Prep – Broward County, Florida Circuit Court, Judgment by Default

Pending motion to compel deposition; they previously scheduled a depo, asked for a ton of documents before they would agree to adjourn the depo – we couldn’t get them the documents in time, they went ahead with the depo without us and now ask the court to force a depo.

●	Milner Document Products Inc. v. One Exam Prep LLC – Broward County, Florida County Court – Motion for Default Judgment

Motion for Default Judgment’s return date is July 23, 2021.

9) Third Party Providers

Please provide the name, address, telephone number and email address of each of the following outside providers:

Securities Counsel

Name:	Will Hart
Firm:	Carmel, Milazzo & Feil LLP
Address 1:	55 West 39th Street, 18th Floor
Address 2:	New York, NY 10018
Phone:	212-658-0458
Email:	whart@cmfllp.com

Accountant or Auditor

Name:	Stephen Willey
Firm:	Rosenberg, Rich, Baker, Berman & Company
Address 1:	265 Davidson Avenue, Suite 210
Address 2:	Somerset, NJ 08873
Phone:	908-231-1000
Email:	swilley@rrbbcom

10) Issuer Certification

Principal Executive Officer:

The issuer shall include certifications by the chief executive officer and chief financial officer of the issuer (or any other persons with different titles but having the same responsibilities) in each Quarterly Report or Annual Report.

The certifications shall follow the format below:

I, Evan Levine certify that:

1. I have reviewed this May 31, 2020 Annual Report of ProBility Media Corp;

2. Based on my knowledge, this disclosure statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this disclosure statement; and

3. Based on my knowledge, the financial statements, and other financial information included or incorporated by reference in this disclosure statement, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this disclosure statement.

July 21, 2021

/s/ Evan Levine

Principal Financial Officer:

I, Noah Davis certify that:

1. I have reviewed this May 31, 2020 Annual Report of ProBility Media Corp;

2. Based on my knowledge, this disclosure statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this disclosure statement; and

3. Based on my knowledge, the financial statements, and other financial information included or incorporated by reference in this disclosure statement, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this disclosure statement.

July 21, 2021

/s/ Noah Davis

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